--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997
--------------------------------------------------------------------------------

Issuer/Industry                                         Shares            Value
--------------------------------------------------------------------------------

COMMON STOCK--87.9%

Indonesia-15.3%
Pt Bimanatra Citra
   Multi-Industry ...............................        71,500       $   13,650
Pt Daya Guna Samudera
   Consumer .....................................       130,000           98,682
Pt Gudang Garam
   Consumer .....................................        11,000           16,750
Pt Indah Kiat Paper
   Resource/Paper ...............................        71,000           12,586
Pt Matahari
   Consumer .....................................        78,000            6,382
Pt Ramayana Lestari Santosa
   Consumer .....................................        51,000           47,986
Pt Semen Gresik
   Building Materials ...........................        36,500           21,402
Pt Telecomunikasion
   Telecommunications ...........................       360,000          191,455
                                                                      ----------
                                                                         408,893
                                                                      ----------
Malaysia-45.4%
Berjaya Group Berhad
   Multi-Industry ...............................       177,000           35,951
Berjaya Sports
   Leisure & Tourism ............................         8,000           20,465
Commerce Asset Holdings Berhad
   Banking ......................................        26,200           12,529
Gamuda Berhad-Warrants*
   Construction/Engineering .....................         1,667               73
Genting Berhad
   Leisure & Tourism ............................         2,400            6,016
IOI Corp.
   Plantations ..................................       114,000           36,930
KFC Holdings Berhad
   Consumer .....................................        32,000           51,832
KFC Holdings Berhad-Warrants*
   Consumer .....................................        32,000            3,291
Kian Joo Can Fact
   Manufacturing ................................         2,000            1,779
Kuala Lumpur Kepong Berhad
   Plantations ..................................        19,000           40,789
Magnum Corp. Berhad
   Leisure & Tourism ............................       115,000           69,186
Malayan Banking Berhad
   Banking ......................................        32,800           95,292
Malaysia Mining Corp.
   Construction/Engineering .....................        77,000           30,289
Malaysia Pacific
   Building Materials ...........................         7,000           16,827
Malaysian International Shipping
   Transport ....................................        35,000           51,292
Oriental Holdings Berhad
   Automobile ...................................        12,800           15,665
Perusahaan Otomobil Nasional
   Automobile ...................................        18,000           17,586
Petronas Gas Berhad
   Utilities ....................................        19,000           43,232
RHB Capital Berhad
   Finance/Securities ...........................        33,000           15,951
Rashid Hussein Berhad
   Finance/Securities ...........................        11,000            8,541
Rashid Hussein Berhad-Rights
   Finance/Securities ...........................         1,857              344
Resorts World Berhad
   Leisure & Tourism ............................        26,000           43,785
Rothmans Pall Mall
   Consumer .....................................         3,000           23,332
Sime Darby Berhad
   Property/Hotel ...............................        64,000           61,540
Star Publications Malaysia
   Media ........................................        49,000           55,935
Tan Chong Motor Holdings Berhad
   Automobile ...................................        39,000           17,046
Technical Research Industries Berhad
   Telecommunications ...........................        23,000           13,601
Telekom Malaysia
   Utilities ....................................        66,000          195,141
Tenaga Nasional Berhad
   Utilities ....................................       107,000          228,333
                                                                      ----------
                                                                       1,212,573
                                                                      ----------

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Portfolio Of Investments  December 31, 1997 continued
--------------------------------------------------------------------------------

Issuer/Industry                                         Shares            Value
--------------------------------------------------------------------------------

Philippines-10.7%
Ayala Land Inc
   Property .....................................       189,375       $   74,815
Manila Electric
   Utility ......................................        19,190           63,493
Metro Pacific Corp.
   Multi-Industry ...............................       106,260            2,938
Philippine Long Distance Telephone
   Telecommunications ...........................         3,420           74,311
SM Prime Holdings
   Property .....................................       471,000           69,778
                                                                      ----------
                                                                         285,335
                                                                      ----------
Thailand-16.5%
Advanced Information Services
   Telecommunications ...........................        18,100           86,459
Bangkok Bank Co. Ltd.
   Banking ......................................        29,200           72,773
Co-Generation Public Co.*
   Utilities ....................................        50,400           29,832
Electricity General
   Utilities ....................................        15,000           28,037
Ind Fin Thailand
   Banking ......................................        29,000            4,457
Land & House
   Property .....................................        10,000            1,994
Ptt Exploration & Products
   Energy .......................................        11,300          130,014
Phatra Thanakit Co.
   Finance ......................................         3,800            2,111
Siam Commercial Bank
   Banking ......................................        22,100           24,556
Telecom Asia Local
   Telecommunications ...........................           200               38
Thai Farmers Bank
   Banking ......................................        34,100           61,968
Thai Farmers Bank-Warrants *
   Banking ......................................         2,837              300
                                                                      ----------
                                                                         442,539
                                                                      ----------

                                                       Principal
Issuer/Industry                                          Amount          Value
--------------------------------------------------------------------------------

TOTAL COMMON STOCK
   (Identified Cost $4,725,199) .................                     $2,349,340
                                                                      ----------

FIXED INCOME--0.1%

AMMB
   7.50% due 5/08/02 ............................        30,000            2,005
                                                                      ----------
TOTAL FIXED INCOME
   (Identified Cost $12,000)

SHORT-TERM OBLIGATION--10.7%

State Street Bank Repurchase Agreement
  2.00% due 1/02/98 proceeds at maturity
  $286,000 (Collateralized by $235,000
  U.S. Treasury Bond valued at $297,241
  8.125%, due 5/15/21) ..........................                        286,000
                                                                      ----------

Total Investments
 (Identified Cost $5,023,199) ...................          98.7%       2,637,345
Other Assets
 Less Liabilities ...............................           1.3           34,839
                                                        -------       ----------
Net Assets ......................................         100.0%      $2,672,184
                                                        =======       ==========

* Non-income producing

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Assets And Liabilities  December 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments at value (Note 1A) (Identified Cost, $4,737,199) .....    $2,351,345
Repurchase agreement at value (Identified Cost, $286,000) ........       286,000
Cash .............................................................           953
Foreign currency, at value (Cost, $41,429) .......................        29,255
Dividends and interest receivable ................................         9,822
                                                                      ----------
    Total assets .................................................     2,677,375
                                                                      ----------
Liabilities:
Payable to affiliates--Investment advisory fees (Note 2) .........         2,592
Accrued expenses and other liabilities ...........................         2,599
                                                                      ----------
  Total liabilities ..............................................         5,191
                                                                      ----------
Net Assets .......................................................    $2,672,184
                                                                      ==========
Represented by:
Paid-in capital for beneficial interests .........................    $2,672,184
                                                                      ==========

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Operations
 For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign withholding tax of $29,686) .....   $    83,612
Interest ..................................................        43,996
                                                              -----------
  Total investment income .................................                   $   127,608
Expenses:
Investment advisory fees (Note 2) .........................        83,978
Administrative fees (Note 3) ..............................         4,200
Expense fees (Note 6) .....................................         2,500
Interest expense ..........................................         9,846
                                                              -----------
  Total expenses ..........................................       100,524
Less aggregate amount waived by Investment Adviser
  and Administrator (Notes 2 and 3) .......................        (6,700)
                                                              -----------
Net expenses ..............................................                       93,824
                                                                             -----------
  Net investment income ...................................                       33,784
                                                                             -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions ..............    (2,920,220)
Net realized loss on foreign currency exchange transactions       (95,345)
                                                              -----------
  Net realized loss .......................................                   (3,015,565)
                                                                             -----------
Unrealized appreciation (depreciation) of investments--
   Beginning of period ....................................       849,761
   End of period ..........................................    (2,398,027)    (3,247,788)
                                                             -----------
Translation of other assets and liabilities denominated
   in foreign currencies--net .............................                          187
                                                                             -----------
   Net change in unrealized appreciation (depreciation) ...                   (3,247,601)
                                                                             -----------
   Net realized and unrealized loss on investments ........                   (6,263,166)
                                                                             -----------
Net Decrease in Net Assets Resulting from Operations ......                  $(6,229,382)
                                                                             ===========

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                              1997             1996
                                                                              -----            ----
Increase (Decrease) in Net Assets from:
Operations:
Net investment income ................................................   $     33,784    $     65,403
Net realized loss on investments and foreign exchange transactions ...     (3,015,565)     (1,026,487)
Net change in unrealized appreciation (depreciation)
  of investments and foreign currency exchange .......................     (3,247,601)        562,925
                                                                         ------------    ------------
    Net decrease in net assets resulting from operations .............     (6,229,382)       (398,159)
                                                                         ------------    ------------

Capital Transactions:
Proceeds from contributions ..........................................      2,061,677       8,854,217
Value of withdrawals .................................................     (4,552,871)     (3,026,771)
                                                                         ------------    ------------
    Net increase (decrease) in net assets from capital transactions ..     (2,491,194)      5,827,446
                                                                         ------------    ------------
Net Increase (Decrease) in Net Assets: ...............................     (8,720,576)      5,429,287
Net Assets:
Beginning of period ..................................................     11,392,760       5,963,473
                                                                         ------------    ------------
End of period ........................................................   $  2,672,184    $ 11,392,760
                                                                         ============    ============

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                                                             August 23, 1995
                                                               Year Ended December 31,      (Commencement of
                                                              ------------------------       Operations) to
                                                               1997               1996      December 31, 1995
                                                              -----              -----      -----------------
Ratios/Supplemental Data:
Net Assets, end of period (000's omitted)  ............      $2,672            $11,393           $5,963
Ratio of expenses to average net assets ...............        1.12%+             0.56%               0%
Ratio of net investment income to average net assets ..        0.40%              0.60%            1.53%*
Portfolio turnover ....................................          72%                73%               0%
Average commission rate per share (A) .................      $0.006             $0.019              N/A

  Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

   Ratios:
Expenses to average net assets.........................        1.20%              1.06%            1.05%*
Net investment income to average net assets............        0.32%              0.10%            0.48%*

*     Annualized
+ Ratio of expenses to average net assets excluding interest expense would be 1.00%.
(A) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Emerging Asian Markets Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Fund's Administrator.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following significant accounting policies consistently followed by the Portfolio are as follows:

A. Investment Security Valuations -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) in the portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations and techniques are believed to reflect more accurately the fair value of such securities. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. Foreign Currency Translation -- The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and foreign taxes withheld recorded and the actual amount received or paid.

C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

D. Accounting for Investments -- Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Reclaim of recoverable foreign taxes are the responsibility of the qualified investors. Interest income is accrued daily. Interest expense is related to expenses incurred on cash over drafts.

E. U.S. Federal Income and Other Taxes -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Notes To Financial Statements continued
--------------------------------------------------------------------------------

F. Expenses -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

G. Repurchase Agreements -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

(2) Investment Advisory Fees

The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $83,978, of which $2,500 was voluntarily waived, for the year ended December 31, 1997. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

(3) Administrative Fees

Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $4,200, all of which was voluntarily waived, for the year ended December 31, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

(4) Purchases And Sales Of Investments

For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $5,274,543 and $7,861,363, respectively.

(5) Federal Income Tax Basis Of Investments

The cost and unrealized appreciation/(depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


Aggregate cost......................     $5,250,592
                                         ==========
Gross unrealized appreciation.......     $   11,581
Gross unrealized depreciation.......     (2,624,828)
                                         ----------
Net unrealized depreciation.........    $(2,613,247)
                                         ==========

(6) Expense Fees

SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, currently 1.00% of average daily net assets.

(7) Financial Instruments

The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held on December 31, 1997.

(8) Line of Credit

The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Landmark Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit for the year ended December 31, 1997 the commitment fee allocated to the Portfolio was $40. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 Emerging Asian Markets Equity Portfolio
--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

To the Trustees of The Premium Portfolios (the Trust) and the Shareholders of Emerging Asian Markets Equity Portfolio:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Asian Markets Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1997 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for our opinion.

      In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1997 the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 2, 1998